===============================================================================

                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  CONFIDENTIAL, FOR USE OF THE
                                             COMMISSION ONLY (AS PERMITTED BY
                                             RULE 14A-6(E)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                    NORTH AMERICAN TECHNOLOGIES GROUP, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------

     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------

     (3) Filing Party:

     -------------------------------------------------------------------------

     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                    NORTH AMERICAN TECHNOLOGIES GROUP, INC.
                             14315 WEST HARDY ROAD
                              HOUSTON, TEXAS 77060


April 25, 2001



Dear Fellow Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders (the "Meeting") of North American Technologies Group, Inc. (the "Company") which will be held at the La Quinta Inn at 15510 John F. Kennedy Blvd., Houston, Texas, on May 31, 2001 at 10:00 A.M. Central Time. Your Board of Directors and management look forward to personally greeting those stockholders able to attend.

     At the Meeting, stockholders will be asked to elect one (1) director to serve until the 2004 Annual Meeting of Stockholders or until his successor is elected and qualified; to ratify the appointment of BDO Seidman, LLP as the Company's independent auditors for the fiscal year ending December 31, 2001; and to consider such other matters as may be properly brought before the Meeting or at any adjournment(s) or postponement(s) thereof. These matters are discussed in greater detail in the accompanying Proxy Statement.

     Your Board of Directors recommends a vote FOR the election of the director, and FOR the ratification of BDO Seidman, LLP as the Company's independent auditors.

     Regardless of the number of shares you own or whether you plan to attend, it is important that your shares be represented and voted at the Meeting. You are requested to sign, date and mail the enclosed proxy promptly.

     A copy of the Annual Report for the fiscal year ended December 31, 2000 is enclosed for your information. No material contained in the Annual Report is to be considered a part of the proxy solicitation material.

     We wish to thank our stockholders for their participation and support.

Sincerely,


/s/ Henry W. Sullivan
-----------------------
Henry W. Sullivan
Chief Executive Officer

                    NORTH AMERICAN TECHNOLOGIES GROUP, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                       TO BE HELD THURSDAY, MAY 31, 2001


To the Stockholders:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of North American Technologies Group, Inc. (the "Company") will be held at the La Quinta Inn at 15510 John F. Kennedy Blvd., Houston, Texas, on Thursday, May 31, 2001 at 10:00 A.M. Central Time, for the following purposes:

 .  to elect one (1) director of the Company to serve until the 2004 Annual
   Meeting of Stockholders or until a successor is elected and qualified;

 . to ratify the appointment of BDO Seidman, LLP as independent auditors for the Company for the fiscal year ending December 31, 2001; and

 . to transact such other business as may properly be brought before the Meeting and at any adjournment(s) or postponement(s) thereof.

  A copy of the Annual Report for the fiscal year ended December 31, 2000 is enclosed for your information. No material contained in the Annual Report is to be considered a part of the proxy solicitation material.

  Only stockholders of record as of the close of business on April 18, 2001 will be entitled to vote at the Meeting and any adjournment(s) or postponement(s) thereof.

  All stockholders are cordially invited to attend the Meeting. However, to assure your representation at the Meeting, you are urged to complete, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the Meeting may vote in person even if he or she has returned a proxy.


                         By Order of the Board of Directors,

                         /s/ John N. Bingham
                         -------------------
                         John N. Bingham
                         Acting Secretary

Houston, Texas
April 25, 2001



                             YOUR VOTE IS IMPORTANT
                    YOU ARE URGED TO SIGN, DATE AND PROMPTLY
                  RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE.

                             2001 PROXY STATEMENT
_______________________________________________________________________________


GENERAL INFORMATION, SOLICITATION OF PROXIES AND VOTING

     The enclosed proxy is solicited on behalf of the Board of Directors of North American Technologies Group, Inc. (the "Company") to be voted at the Annual Meeting of Stockholders of the Company to be held at the La Quinta Inn at 15510 John F. Kennedy Blvd., Houston, Texas, on May 31, 2001 at 10:00 A.M. Central Time, and at any adjournment(s) or postponement(s) thereof (the "Meeting") for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The proxy solicitation materials were mailed on or about April 25, 2001 to all stockholders entitled to vote at the Meeting.

RECORD DATE AND SHARE OWNERSHIP

     Stockholders of record at the close of business on April 18, 2001 (the "Record Date") are entitled to notice of and to vote at the Meeting. At the Record Date, 6,738,942 shares of Common Stock, $0.001 par value per share (the "Common Stock"), 84,689 shares of the Cumulative Convertible Preferred Stock, Series F, $0.001 par value per share (the "Series F Shares"), 14,846 shares of Cumulative Convertible Preferred Stock, Series G - Subseries I, $0.001 par value per share (the "Series G-I Shares"), 17,951 shares of Cumulative Convertible Preferred Stock, Series G - Subseries II, $0.001 par value per share (the "Series G-II Shares), 7,616 shares of Cumulative Convertible Preferred Stock, Series G - Subseries III, $0.001 par value per share (the "Series G-III Shares"), 8,102 shares of the Cumulative Convertible Preferred Stock, Series H, $0.001 par value per share (the "Series H Shares") and 5,340 shares of the Cumulative Convertible Preferred Stock, Series I, $0.001 par value per share (the "Series I Shares") (collectively, the "Preferred Stock") were issued and outstanding. The Preferred Stock is entitled to vote on an "as converted" basis on all items presented to the Meeting. As of the Record Date, the shares of Preferred Stock were entitled to the following votes per share of Preferred
Stock:  Series F Shares: 31.74; Series G-I Shares: 47.55; Series G-II Shares:
115.44; Series G-III Shares: 71.73; Series H Shares: 54.05 and Series I Shares:
50.

REVOCABILITY OF PROXIES

     The execution of a proxy will not affect a stockholder's right to attend the Meeting and vote in person. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is used at the Meeting by filing with the Secretary of the Company either (i) a written notice of revocation; (ii) a proxy bearing a later date than the most recently submitted proxy; or (iii) by attendance at the Meeting and voting in person. Attendance at the Meeting will not, by itself, revoke a proxy.

ANNUAL REPORT

     A copy of the Annual Report for the fiscal year ended December 31, 2000 accompanies this Proxy Statement. No material contained in the Annual Report is to be considered a part of the proxy solicitation material. The mailing address of the Company's executive office is 14315 West Hardy Road, Houston, Texas 77060.

VOTING AND SOLICITATION

     On all matters each share of Common Stock is entitled to one vote. The Preferred Stock is entitled to vote on an "as converted" basis on all items presented to the Meeting. As of the Record Date, the shares of the various series of Preferred Stock were entitled to the following votes per share of Preferred Stock: Series F Shares: 31.74; Series G-I Shares: 47.55; Series G-II
Shares: 115.44; Series G-III Shares: 71.73; Series H Shares: 54.05 and Series I
Shares: 50. The affirmative vote of a majority of the shares of stock present in person or by proxy is required to elect the nominee as director and to approve the ratification of the appointment of BDO Seidman, LLP as independent auditors for the Company.

     Proxies which are validly executed by stockholders and which are received by the Company no later than the business day preceding the Meeting will be voted in accordance with the instructions contained thereon. If no instructions are given, the proxy will be voted in accordance with the recommendations of the Board of Directors and in the discretion of the persons named in the proxy on all other matters presented to the Meeting. For the reasons set forth in more detail in the Proxy Statement, the Board of Directors recommends a vote FOR the election of the director and FOR the ratification of BDO Seidman, LLP as the Company's independent auditors.

     The cost of this proxy solicitation will be borne by the Company. In addition to the use of mail, proxies may be solicited in person or by telephone by employees of the Company without additional compensation. The Company will reimburse brokers and other persons holding stock in their names or in the names of nominees for their expenses incurred in sending proxy material to principals and obtaining their proxies.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

     The Company's Amended and Restated Bylaws (the "Bylaws") provide that the stockholders holding a majority of the shares entitled to vote on the Record Date must be present in person or represented by proxy at the Meeting in order to constitute a quorum for the transaction of business. Abstentions and broker non-votes will be counted for the purpose of determining a quorum but will not be counted in the election of directors or in the ratification of the Company's independent auditors.

                             ELECTION OF DIRECTORS
                           (Proposal 1 on Proxy Card)

NOMINEE FOR CONSIDERATION AT THE MEETING

     The Board of Directors of the Company is currently composed of five directors and is divided into three classes. The directors are elected to serve staggered three-year terms, with the term of one class of directors expiring each year. The three classes of directors are identified as Class I, Class II and Class III based on the expiration of the terms of the directors in each class. Except with respect to vacancies caused by the resignation or removal of nominees of holders of the Series F and G Preferred Stock, which shall be selected by such holders, vacancies in the Board of Directors may be filled by the Board of Directors and any director chosen to fill a vacancy shall hold office until the next election of the class for which such director has been chosen. See "Agreements with Holders of Preferred Stock."

     Unless otherwise specified, each properly executed proxy received will be voted for the election of the nominee named below, to serve as a director until the 2004 Annual Meeting of Stockholders or until a successor is elected and qualified. Henry W. Sullivan has been nominated by the Board of Directors and shall be identified as a Class II director. The Company is not aware of any reason that the nominee will be unable or will decline to serve as a director. In the event that any nominee is unable to serve or will not serve as a director, it is intended that the proxies solicited hereby will be voted for such other person or persons as may be nominated by the Board of Directors.

                               CLASS II DIRECTORS

Directors Whose Terms                                                           Year in Which
Expire at the 2001                                                              Service as a
Annual Meeting                         Principal Occupation                     Director Began
----------------------------------------------------------------------------------------------------------------------
Henry W. Sullivan, 61                  President and Chief Executive Officer    1997
                                       of the Company; President of TieTek,
                                       Inc.; Director of the Company
----------------------------------------------------------------------------------------------------------------------

     HENRY W. SULLIVAN

     Dr. Sullivan was elected to the Board of Directors in April 1997. Dr. Sullivan became Vice President of Technology of the Company in July 1996 and President of TieTek, Inc. in December 1997. In January 1999, Dr. Sullivan assumed the additional positions of President and Chief Executive Officer of the Company. Prior to joining the Company, Dr. Sullivan was employed by Shell Oil Company where he spent twenty-three years in various positions and, in 1984, was named Vice President of Shell Chemical Company. Dr. Sullivan joined Huntsman Petrochemical Corporation in 1988 as its President, and became Vice Chairman of its parent company, Huntsman Chemical Corporation, a year later. From 1991 to 1995 he was President and Chief Executive Officer of GAIA Holdings, Inc., until joining the Company as President of GAIA Technologies, Inc. and later TieTek, Inc. Dr. Sullivan has served as Chairman and Director of several companies and organizations in manufacturing and polymer technology, including the Executive Committee of the Society of the Plastics Industry. He currently serves as a Director of the Sarkeys Energy Center at the University of Oklahoma. Dr. Sullivan holds a Bachelors degree in Chemical Engineering from Cooper Union and Masters and Ph.D. degrees in Chemical Engineering from New York University.

OTHER MEMBERS OF THE BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

     The following is an identification and business experience of the Company's directors who are not being voted upon at the Meeting.

                               CLASS I DIRECTORS

Directors Whose Terms                                                           Year in Which
Expire at the 2003                                                              Service as a
Annual Meeting                         Principal Occupation                     Director Began
----------------------------------------------------------------------------------------------------------------------
Edwin H. Knight, 48                    General Manager of Harrison              1996
                                       Interests, Ltd.

Frank J. Vella, 58                     President and CEO of Veltec              2000
                                       Polymer Services, Inc.
----------------------------------------------------------------------------------------------------------------------

     EDWIN H. KNIGHT

     Mr. Knight was elected to the Board of Directors in 1996. Mr. Knight manages Harrison Interests, Ltd., a privately held Texas limited partnership whose lines of business are oil and gas exploration and production, real estate and cattle ranching. He has managed Harrison Interests, Ltd. for fourteen years and holds a Bachelors Degree from Louisiana State University and is a Certified Public Accountant. Mr. Knight serves on the Company's Board of Directors as a nominee of the holders of the F, G-I and G-II Shares.

     FRANK J. VELLA

     Mr. Vella was elected to the Board of Directors in April 2000. Since 1992, Mr. Vella has served as President and CEO of Veltec Polymer Services, Inc. (Veltec), a specialty compounding company in Elkton, Maryland. Mr. Vella is founder and principal owner of Veltec.

                              CLASS III DIRECTORS

Directors Whose Terms                                                       Year in Which
Expire at the 2002                                                          Service as a
Annual Meeting                        Principal Occupation                 Director Began
--------------------------------------------------------------------------------------------------
Douglas C. Williamson, 49         Senior Vice President and                     1996
                                  Managing Director of Bank of
                                  America Capital Investors

William C. Thompson, 47           Senior Director of Derailment                 1999
                                  Prevention for Union Pacific
                                  Railroad Company
--------------------------------------------------------------------------------------------------

     DOUGLAS C. WILLIAMSON

     Mr. Williamson was elected to the Board of Directors in 1996. Mr. Williamson is currently a Managing Director and Senior Vice President of Bank of America Capital Investors ("BCI"). Mr. Williamson joined NationsBanc Capital Corporation (the predecessor to BCI) in 1989. Prior to that, he had eight years of experience in senior management with two operating companies and six years of experience in corporate finance and corporate lending with Rotan Mosle, W.R. Grace and Cleveland Trust. Mr. Williamson serves on the boards of directors of the following companies: CallWare Technologies, Inc.; Empirical Software, Inc.; GX Technology Corporation; HAHT Software, Inc.; Med Solutions, Inc.; Memorial Operations Company; Takeout Taxi Holdings, Inc.; and Z-Tel Technologies, Inc. Mr. Williamson earned his MBA from Columbia University and his BA from Denison University and later earned his CPA. Mr. Williamson serves on the Company's Board of Directors as a nominee of the holders of the Series F and G Preferred Shares.

     WILLIAM C. THOMPSON

     Mr. Thompson was elected to the Board of Directors in 1999. In January 1999, Mr. Thompson was appointed Senior Director of Derailment Prevention for Union Pacific Railroad Company ("UPR") after having completed one year as a Director of Derailment Prevention. Prior to these appointments, Mr. Thompson served as UPR's Director of Engineering Research for approximately ten years. He has been active in many industry organizations, serving as the Chairman of the National Transportation Research Board's Committee on Railway Maintenance and on the Board of Directors of the American Railway Engineering and Maintenance-of-Way Association. Mr. Thompson holds Bachelor of Science degrees in Civil Engineering and Environmental Engineering from the University of Wisconsin.

ACTING CHIEF FINANCIAL OFFICER

     JOHN N. BINGHAM

     Mr. Bingham became the Acting Chief Financial Officer of the Company effective December 28, 2000, upon the resignation of Russell L. Allen. From 1997 to the time of his joining the Company, Mr. Bingham was the principal of Slash Pine Ventures, LLC, a financial consulting and advisory firm. Previously, Mr. Bingham was the Vice President and Chief Accounting Officer for Physicians Resource Group, Inc. from 1995 to 1997. Mr. Bingham has held numerous executive officer positions for public companies and was previously associated with the accounting firm Arthur Andersen LLP. Mr. Bingham is a CPA and earned his BS from the University of Houston at Clear Lake City.

BOARD MEETINGS AND COMMITTEES

       The Board of Directors has established two committees to allow the Board to focus specific attention on critical areas of the Board's management and
monitoring of the Company's business.   From time to time, the
committees will make recommendations to the Board as necessary. The committees that were established and the current directors assigned to each committee are as follows:

       Audit:
                Douglas C. Williamson
                Frank J. Vella

       Compensation:
                Douglas C. Williamson
                Edwin H. Knight

       AUDIT COMMITTEE.    The purpose of the Audit Committee is to oversee the
financial reporting procedures of the Company, insure adequate financial and internal controls, review the scope of the Company's annual audit and recommend the selection of independent auditors. The primary responsibilities of this committee include: reviewing with the Company's Chief Financial Officer the adequacy of quarterly and annual SEC filings; reviewing and consulting with the Company's independent auditors regarding their reports of audit and accompanying management letters; reviewing all financial statements, financial controls, internal controls and accounting practices of the Company; evaluating the performance and cost of the Company's independent auditors; recommending to the Board of Directors the selection of the Company's auditors for the upcoming year; and monitoring compliance by the Company's management and employees with major Company policies and financial controls.

       The membership of the Audit Committee is designed to include a minimum of two directors. The Company's Chief Financial Officer serves as an ex-officio member of the committee and attends all meetings except the annual review of the Company's financial controls and accounting procedures with the Company's independent auditors. The Audit Committee met once during 2000.

       For the year ended December 31, 2000, the Company incurred professional fees to its independent auditors in the amount of $73,700, of which $64,300 related to auditing services, $8,800 related to tax preparation and $600 for tax consulting.

            REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                   OF NORTH AMERICAN TECHNOLOGIES GROUP, INC.

     The following is the report of the Audit Committee for the year ended December 31, 2000. The Audit Committee is composed of two directors, each of whom meets the NASDAQ Stock Exchange's independence standards. The Audit Committee operates under a written charter adopted by the Board of Directors in 2000 and included as an exhibit to the Company's 2001 Proxy Statement. The Audit Committee as a whole, and its Chairman separately, meets regularly with the Company's management and independent auditors to discuss the adequacy of NATK's internal control environment and financial reporting, accounting matters, audit results, and compliance with its corporate responsibility program.

     In carrying out its responsibilities and fulfilling obligations under its charter, the Audit Committee, among other things:

 . reviewed with the independent auditors their audit plans, audit scope, and identified audit risks;

 . discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61, "Communications with Audit Committees," as modified or supplemented, including, among other items, matters related to the conduct of the audit of the Company's consolidated financial statements;

 . obtained from the independent auditors a written statement describing all relationships between the independent auditors and the Company that might bear on the auditors' independence, consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees";

 . discussed with the independent auditors any relationships that may impact their objectivity and independence, and generally satisfied itself that the auditors are independent;

 . reviewed and discussed the Company's audited consolidated financial statements for the two years ended December 31, 2000 with management and the independent auditors;

 . obtained from management the representation that the company's consolidated financial statements were prepared in conformity with accounting principles generally accepted in the United States; and

 . discussed with management and the independent auditors the quality and adequacy of the Company's internal controls.

     Based on its review, analysis and discussions with management and the independent auditors, the Audit Committee recommended to the Company's Board of Directors (and the Board approved) that the Company's Audited consolidated financial statements for the two years ended December 31, 2000 be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2000. The Audit Committee and the Board, in recognition and consideration of the recommendation of management, have also recommended, subject to shareholder ratification, the selection of the Company's independent auditors for 2001.

                              AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                              Douglas C. Williamson, Chairman
                              Frank J. Vella


     COMPENSATION COMMITTEE.    The purpose of the Compensation Committee is to
recommend compensation policies for the Company's senior management and to establish and administer the Company's stock-based compensation plans. The primary responsibilities of this committee include: reviewing all new employment agreements with senior management and key employees of the Company; establishing criteria for annual incentive bonus plans for the Company and senior management (in concert with the recommendations of the Company's Chief Executive Officer) and recommending amounts and payment of annual bonuses earned in accordance with those criteria; recommending the issuance of incentive stock options to key management personnel; assisting with and reviewing the establishment of an employee stock option plan and director stock option plan when and if requested by the Board of Directors; and monitoring and reviewing the Company's compensation policies for all employees.

     The membership of the Compensation Committee is designed to include at least two outside (non-employee) directors. The Compensation Committee met twice during 2000.

DIRECTORS' COMPENSATION

     Messrs. Thompson and Vella receive $1,000 for each regularly scheduled Board meeting and $500 for each teleconference Board meeting, special or committee meeting. All other directors of the Company receive no cash compensation in connection with their services as director. See Security Ownership of Certain Beneficial Owners and Management for stock options granted to Directors.

AGREEMENTS WITH HOLDERS OF PREFERRED STOCK

     Pursuant to agreements relating to the purchase of the Preferred Stock (the "Purchase Agreements") between the Company, BCI and certain other investors (collectively, with BCI, the "Investors"), the Company has agreed to nominate to the Board of Directors, for so long as the Preferred Stock is owned by the Investors or permitted assignees or permitted transferees, (i) four (4) members designated by the holders of a majority in interest of the Preferred Stock taken together as a group, at least one (1) of whom shall be designated by BCI so long as BCI owns at least fifty percent (50%) of the Preferred Stock; (ii) four (4) members designated by the holders of Common

Stock; and (iii) one (1) member designated by the holders of Common Stock and the holders of a majority in interest of the Preferred Stock taken together as a group. The requisite holders of the Preferred Stock have agreed that for so long as the number of Directors constituting the Board shall be six, three (3) directors will be designated by the Investors and three (3) will be designated by the holders of the Common Stock. Currently, pursuant to the Purchase Agreements, the Investors' nominees are: Douglas C. Williamson and Edwin H. Knight.

     If the Company shall breach any of the covenants or obligations set forth in the Purchase Agreements and such breach remains uncured, the holders of a majority in interest of the Preferred Stock taken together as a group shall be entitled then and thereafter to nominate and elect a majority of directors to the Company's Board of Directors, at least two (2) of which majority shall be designees of BCI.

                             EXECUTIVE COMPENSATION

     The following table sets forth a summary of the compensation paid or accrued for the fiscal years ended December 31, 2000, 1999 and 1998 by the Company to or for the benefit of its President and Chief Executive Officer. No other executive officer's compensation exceeded $100,000 for the year ended December 31, 2000.



                                                                                   LONG TERM COMPENSATION
                                                                       -------------------------------------------
                               ANNUAL COMPENSATION                           AWARDS                     PAYOUTS
-----------------------------------------------------------------------------------------------------------------------------------
Name                                                   Other              Restricted
and                                                    Annual             Stock            Stock                    All Other
Principal                                              Compen-            Award(s)         Options/    LTIP         Compen-
Position         Year(s)   Salary($)       Bonus($)    sation($)          ($)              SARS (#)    Payouts($)   sation($)
------------------------------------------------------------------------------------------------------------------------------------
Henry W.          2000     153,516         30,000         -               20,000           190,000        -          4,352(1)
Sullivan          1999      92,481              -         -                    -            40,000        -          3,952(1)
Chief             1998      91,336              -         -                    -                 -        -          2,859(1)
Executive
Officer and
President

====================================================================================================================================
Tim B.            2000           -              -         -                    -                 -        -              -
 Tarrillion       1999     175,318              -         -                    -                 -        -          2,336(1)
Former Chief      1998     193,275              -         -                    -                 -        -          3,504(1)
 Executive
 Officer and
 President


===================================================================================================================================

__________________
(1) Represents life insurance premiums paid by the Company on policies on the executives' lives and matching contributions to the Company's 401-K plan.

STOCK OPTIONS

   The following table sets forth options granted during the year ended 2000 to the named executive officer. No stock appreciation rights (SARs) have been granted.

----------------------------------------------------------------------------------------------------
                                OPTION/SAR GRANTS IN LAST FISCAL YEAR
                                        (INDIVIDUAL GRANTS)
----------------------------------------------------------------------------------------------------
                               Number of        Percent Of Total
                               Securities         Options/SARs
                               Underlying          Granted To         Exercise or      Expiration
                              Options/SARs        Employees In        Base Price          Date
                                Granted           Fiscal Year         ($/Sh)
Name                              (#)
----------------------------------------------------------------------------------------------------
Henry W. Sullivan                 90,000             24%                 $2.75           1/31/10
                                 100,000             26%                 $1.25           12/8/10
---------------------------------------------------------------------------------------------------

     The following table sets forth for the named executive officer information regarding stock options exercised by such officer during the 2000 fiscal year, together with the number and value of stock options held at 2000 fiscal year-end, each on an aggregated basis.

-------------------------------------------------------------------------------------------------------------------
                                AGGREGATED OPTION EXERCISES IN THE 2000 FISCAL YEAR
                                          AND FISCAL YEAR-END OPTION VALUE
-------------------------------------------------------------------------------------------------------------------
                                                                                                    Value of
                                                                       Number of                  Unexercised
                                                                      Unexercised                 In-the-Money
                                                                       Options at                  Options at
                               Number of                            Fiscal Year-End             Fiscal Year-End
                            Shares Acquired                           Exercisable/                Exercisable/
Name                          on Exercise                            Unexercisable              Unexercisable(1)
-------------------------------------------------------------------------------------------------------------------
Henry W. Sullivan                None               --              136,222/116,000                  $0/$0
-------------------------------------------------------------------------------------------------------------------

 ____________
 (1) The last sales price of the Company's Common Stock as reported on the NASDAQ SmallCap Market on December 31, 2000 was $.9375 which was lower than the exercise price of the options.

EMPLOYMENT AGREEMENTS

     Effective December 23, 1998 the Company entered into an agreement with Mr. Tarrillion in full settlement of his employment contract. The agreement provides for the resignation of Mr. Tarrillion's officer positions as of January 22, 1999, with the continuation of his employment as a full-time consultant through March 31, 1999. From April 1 through December 31, 1999, Mr. Tarrillion was available on an "as-needed" basis and his salary and benefits continued through such later date. As part of the agreement, the exercise price of 55,555 options was reduced from $9.00 to $4.50. All of these options are currently vested. In addition, Mr. Tarrillion agreed that he would not seek re-election to the Board of Directors when his term expired at the 1999 Annual Meeting of Stockholders.

1999 STOCK INCENTIVE PLAN AND REPRICING OF CERTAIN OUTSTANDING OPTIONS

      At the annual meeting of the Company in 1999, stockholders approved the Company's 1999 Stock Incentive Plan (the "Plan"). The Plan authorizes the Compensation Committee to grant options in the maximum amount of 10% of the total issued and outstanding shares of the Company or reserved for issuance upon the conversion or exercise of outstanding convertible securities. Of these options, up to a maximum of 1,000,000 shares may be issued pursuant to incentive stock options granted under the Plan.

                             .  SECURITY OWNERSHIP

      The following tables set forth as of April 15, 2001 certain information with respect to the beneficial ownership of the Company's Common Stock and Series F, Series G-I, Series G-II, Series G-III, Series H and Series I Shares by any person (including any "group" as that term is used in Section 13d-3(d) of the Exchange Act) known by the Company to be the beneficial owner of more than five percent (5%) of any class of the Company's voting securities based upon filings with the Securities and Exchange Commission. As of April 18, 2001, there were 6,738,942 outstanding shares of Common Stock, 84,689 outstanding Series F Shares, 14,846 outstanding Series G-I Shares, 17,951 outstanding Series G-II Shares, 7,616 outstanding Series G-III Shares, 8,102 outstanding Series H Shares and 5,340 outstanding Series I Shares.

COMMON STOCK
------------

                                                                       Amount and Nature
                                                                         of Beneficial                    Percentage
Name and Address of Beneficial Owner                                      Ownership(1)                    of Class(1)
------------------------------------                                   -----------------                  -----------
Bank of America Capital Investors............................             4,833,978(2)                       41.8%
901 Main Street, 22nd Floor
Dallas, TX 75202

Avalanche Resources..........................................             1,000,000                          14.8%
1610 Malcolm X Blvd.
Dallas, TX 75226

Harrison Interests, Ltd......................................               352,609(3)                        5.0%
Chase Bank Bldg.
712 Main, Suite 1900
Houston, TX 77002

Bruce F. Harrison, Trustee...................................               480,758(4)                        6.7%
Chase Bank Bldg.
712 Main, Suite 1900
Houston, TX 77002

Dan J. Harrison III..........................................               474,403(5)                        6.6%
Chase Bank Bldg.
712 Main, Suite 1900
Houston, TX 77002

___________________________
(1) Calculated in accordance with Item 403 of Regulation S-B and Rule 13d-3(d) as promulgated under the Exchange Act. Includes shares of Common Stock which the holder has the right to acquire upon exercise or conversion of outstanding options, warrants or other convertible securities (such as the Series F, Series G-I, G-II a nd G-III Shares) within sixty (60) days of April 18, 2001. Calculations were made using the conversion prices as of April 18, 2001 as follows: Series F - $3.150239; Series G-I - $2.102866;
     Series G-II - $.86625; Series G-III - $1.394028; Series H - $1.85;
     Series I - $2.00.

(2) Includes 4,265,423 shares of Common Stock issuable upon conversion of Series F, Series G-I and Series G-II Shares. Includes 555,556 shares of Common Stock which may be acquired upon exercise of warrants and 13,000 Shares of Common Stock which may be acquired on the exercise of options. Does not include 17,000 shares of Common Stock issuable upon exercise of options granted to Mr. Williamson in his capacity as Director which were assigned to Bank of America Capital Investors and which will vest periodically through January 31, 2003.

(3) Includes 297,053 shares of Common Stock issuable upon conversion of Series F and Series G-I Shares. Includes 55,556 shares of Common Stock which may be acquired upon exercise of warrants.

(4) Includes 425,202 shares of Common Stock issuable upon conversion of Series F, Series G-I and Series G-II Shares. Includes 55,556 shares of Common Stock which may be acquired upon exercise of warrants. 352,609 of the foregoing shares of Common Stock issuable upon conversion of Series F and G-1 shares are held of record by Harrison Interests, Ltd., of which Mr. Harrison is a general partner.

(5) Includes 418,847 shares of Common Stock issuable upon conversion of Series F, Series G-I and Series G-II Shares. Includes 55,556 shares of Common Stock which may be acquired upon exercise of warrants. 352,609 of the foregoing shares of Common Stock issuable upon conversion of Series F and G-1 shares are held of record by Harrison Interests, Ltd., of which Mr. Harrison is a general partner.

SERIES F AND SERIES G SUBSERIES I PREFERRED STOCK

                                                                                                Amount and
                                                           Amount and                           Nature of
                                                            Nature of                            Series G
                                                            Series F        Percentage         Subseries I       Percentage
Name and Address of Beneficial Owner                        Ownership        of Class           Ownership         of Class
------------------------------------                       ----------       ----------         -----------       ----------
Bank of America Capital Investors ....................       74,069             87.5%             13,023            87.7%
901 Main Street, 22nd Floor
Dallas, TX 75202

Harrison Interests, Ltd. .............................        7,407              8.8%              1,302             8.8%
Chase Bank Bldg.
712 Main, Suite 1900
Houston, TX 77002

SERIES G SUBSERIES II AND SERIES G SUBSERIES III PREFERRED STOCK

                                                 Amount and                     Amount and
                                                  Nature of                     Nature of
                                                  Series G                       Series G
                                                  Subseries                     Subseries
                                                     II         Percentage         III         Percentage
Name and Address of Beneficial Owner              Ownership      of Class       Ownership       of Class
------------------------------------             -----------    ----------      ---------      ----------
Bank of America Capital Investors ............        11,217        59.3%           -              -
901 Main Street, 22nd Floor
Dallas, TX 75202

Dan J. Harrison III ..........................         1,055         5.6%           -              -
Chase Bank Bldg.
712 Main, Suite 1900
Houston, TX 77002

David S. Holland .............................         2,804        14.8%          751            9.9%
One Riverway, Suite 170
Houston, TX 77056

Bruce F. Harrison, Trustee ...................         1,110         5.9%           -              -
Chase Bank Bldg.
712 Main, Suite 1900
Houston, TX 77002

Michael T. Finch .............................           -            -          1,503           19.7%
Route 1, Box 133
Allendale, SC 29810

William I. Franklin ..........................           -            -          1,150           15.1%
5804 Wedgmont Circle N.
Fort Worth, TX 76133

                                                         Amount and                     Amount and
                                                         Nature of                      Nature of
                                                          Series G                       Series G
                                                        Subseries II   Percentage     Subseries III     Percentage
Name and Address of Beneficial Owner                     Ownership      of Class        Ownership        of Class
------------------------------------                    ------------   ----------     -------------     ----------
David S. Holland Jr. ................................        -             -              501               6.6%
906 East 5th Street, Suite 202
Austin, TX 78702

John H. Wiegman .....................................        -             -              500               6.6%
c/o Founders Capital Management
5 Post Oak Park, Suite 2150
Houston, TX 77025

SERIES H AND SERIES I PREFERRED STOCK
                                                         Amount and                     Amount and
                                                         Nature of                      Nature of
                                                          Series H     Percentage        Series I       Percentage
Name and Address of Beneficial Owner                     Ownership      of Class        Ownership        of Class
------------------------------------                     ----------    ----------       ----------      ----------
William Fuller ......................................       6,070         74.9%             -                -
c/o Chronos Management
6040 Camp Bowie Blvd., Ste. 1
Fort Worth, TX 76116

Andrew Grisebaum ....................................       1,000         12.3%             -                -
c/o Olympia Marketing Systems
2222 Marquart
Houston, TX 77027

Chris Scully ........................................         500          6.2%             -                -
5906 Crab Orchard
Houston, TX 77057

Haag Sherman ........................................          -            -             2,000            37.5%
Redstone Equity Fund, I, LP.
109 N. Post Oak Lane, Suite 200
Houston, TX 77024

Ben B. McAndrew III .................................          -            -             1,670            31.3%
Way Holding Co.
5308 Ashbrook
Houston, TX 77081

Milton T. Graves ....................................          -            -             1,670            31.3%
Cockrell Interests, Inc.
1600 Smith Street, Suite 3900
Houston, TX 77002

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth as of April 18, 2001 the beneficial ownership of the Company's Common Stock by (i) the executive officer identified in the Summary Compensation Table appearing herein; (ii) each director and nominee for director; and (iii) all directors and executive officers as a group. As of April 18, 2001, there were 6,738,942 outstanding shares of Common Stock 84,689 outstanding Series F Shares, 14,846 outstanding Series G- I Shares, 17,951 outstanding Series G-II Shares, 7,616 outstanding Series G-III shares, 8,102 outstanding Series H Shares and 5,340 outstanding Series I Shares.


                                                                      Amount and Nature
                                                                        of Beneficial                    Percentage
Name and Address of Beneficial Owner                                     Ownership(1)                    of Class(1)
------------------------------------                                  -----------------                  -----------
Henry W. Sullivan ....................................                     603,496(2)                        8.8%
14315 W. Hardy Road
Houston, TX 77060

William C. Thompson ..................................                      20,830(3)                          -
1416 Dodge
Omaha, NE 68179

Douglas C. Williamson ................................                     137,000(4)                        2.0%
901 Main Street, 22nd Floor
Dallas, TX 75202

Edwin H. Knight ......................................                      16,165(5)                          -
707 Travis, Suite 1900
Houston, TX 77002

Frank J. Vella .......................................                      15,000(6)                          -
1908 Augusta Drive
Augusta Landing 7
Houston, TX 77057

All Officers and Directors as a Group (5) persons ....                     792,491                          11.2%

________________
(1) Calculated in accordance with Item 403 of Regulation S-B and Rule 13d-3(d) as promulgated under the Exchange Act. Includes shares of Common Stock which the holder has the right to acquire upon exercise or conversion of outstanding options, warrants or other convertible securities (such as the Series F, Series G-I, Series G-II and Series G-III Shares) within sixty
     (60) days of April 18, 2001. Calculations were made using the conversion prices as of April 18, 2001 as follows: Series F - $3.150239; Series G-I - $2.102866; Series G-II - $.86625; Series G-III - $1.394028; Series H -
     $1.85; Series I - $2.00.

(2) Dr. Sullivan is deemed to beneficially own 405,851 shares of Common Stock by virtue of his position as a principal executive officer of GAIA Holdings, Inc., which owns 138,078 shares of Common Stock, and Thor Ventures, L.C. which owns 267,773 shares of Common Stock. Includes 30,505 shares of Common Stock issuable upon the conversion of Series G-II Shares. Includes 6,918 shares owned through a profit sharing plan and personal holdings for the benefit of Dr. Sullivan, 24,000 shares issued upon exercise of a restricted stock award and 136,222 shares which may be acquired upon exercise of options. Does not include 116,000 shares issuable upon exercise of options which vest periodically through February 21, 2003.

(3) Includes shares which may be acquired upon exercise of options. Does not include 29,170 shares issuable upon exercise of options which do not vest until May 17, 2002 or sooner based on attendance at future Board meetings.

(4) Includes shares which may be acquired on exercise of options and 120,000 shares of Common Stock issuable on conversion of a $150,000 convertible note. Mr. Williamson is a Senior Vice President at Bank of America Capital Investors (BCI). Does not include 4,265,423 shares of Common Stock issuable to BCI upon conversion of its holdings of Series F, Series G-I and Series G-II Shares. Does not include 555,555 shares of Common Stock which may be acquired by BCI upon exercise of warrants. Does not include 13,000 shares of Common Stock issuable upon the exercise of options granted to Mr. Williamson in his capacity as Director which were assigned to Bank of America Capital Investors and which will vest periodically through January 31, 2003.

(5) Includes shares which may be acquired on exercise of options. Mr. Knight manages Harrison Interests Ltd. Does not include 546,996 shares of Common Stock issuable to Harrison Interests, Ltd., Bruce F. Harrison, Trustee and Mr. Dan J. Harrison III, upon conversion of their holdings of Series F, Series G-I and Series G-II Shares. Does not include 200,000 shares of Common Stock issuable to Bruce Harrison on conversion of his $250,000 convertible note. Does not include 55,556 shares of Common Stock which may
     be acquired by Harrison Interests, Ltd. upon exercise of warrants.   Does
     not include 13,835 shares of Common Stock issuable upon the exercise of options granted to Mr. Knight in his capacity as Director which will vest periodically through January 31, 2003.

(6) Includes 3,000 shares of Common Stock and shares which may be acquired on exercise of options. Does not include 8,000 shares of Common Stock issuable upon exercise of options granted to Mr. Vella in his capacity as Director which will vest periodically through January 31, 2002.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In December 2000, the Company borrowed $150,000 from the Chairman of the Board of Directors of the Company and in return issued a promissory note convertible at the lender's option into Common Stock of the Company. The note is convertible at $1.25 per share. Additionally, it can be converted, at the lender's option, into any class of preferred shares issued by the Company in the future that are convertible into Common Stock of the Company.

     In December 2000, the Company entered into an agreement with Mr. Bingham whereby he provides financial management and advisory services to the Company and acts as its Chief Financial Officer. Mr. Bingham is compensated through a retainer and on an hourly basis. In addition, Mr. Bingham is entitled to receive compensation in conjunction with raising capital for the Company and will be issued a Warrant to buy 100,000 shares of Company Common Stock at $1.00 per share upon successfully completing a financing on behalf of the Company.

     On June 8, 2000, the Company entered into an agreement with TieTek, Inc., a wholly-owned subsidiary of the Company ("TieTek"), GAIA Technologies, Inc. ("GAIA"), William T. Aldrich, Henry W. Sullivan and J. Denny Bartell, as Co-Trustees for the benefit of Dune Holdings, L.L.C. and Thor Ventures, L.L.C., Dune Holdings, L.L.C., ("Dune"), and Thor Ventures, L.L.C. ("Thor") pursuant to which the Company issued (i) 152,650 shares of its Common Stock to Thor and 76,350 shares of its Common Stock to Dune, (ii) a promissory note in the original principal amount of $16,670 to Dune, and (iii) a promissory note in the original principal amount of $33,330 to Thor in settlement of negotiations relating to the Company's liability for a minimum royalty payment to Dune, as assignee of GAIA, and Thor under a certain TieTek Royalty Agreement dated December 30, 1997. Henry W. Sullivan, a Director of the Company and its President and Chief Executive Officer, holds a 56.13% interest in Dune and 17% interest in Thor. The promissory notes were paid in full in September 2000.

     In January 2000, the Board approved the issuance of a $30,000 note payable to Dr. Sullivan for compensation. The note payable bears interest at 5%.

     In December 1999, the Company borrowed $250,000 from an individual that has the right to designate a representative to the Board of Directors of the Company and in return issued a promissory note convertible at the lender's option into Common Stock of the Company. This note was extended for an additional year on December 31, 2000. The note is convertible at $1.25 per share. Additionally, it can be converted, at the lender's option, into any class of preferred shares issued by the Company in the future that are convertible into Common Stock of the Company.

     In July 1999, the Company entered into a Professional Services Agreement with Mr. Russell Allen whereby he provided financial advice to the Company and served as its Treasurer and Chief Financial Officer until December 28, 2000, at which time Mr. Allen discontinued his services for the Company. Mr. Allen was compensated on an hourly basis with compensation being paid 40% in cash and 60% in Common Stock of the Company. The term of the agreement ended on March 31, 2000, but was extended on a month-to-month basis until Mr. Allen's departure.
On March 30, 2001, the Company issued to Mr. Allen 106,433 shares of the Company's Common Stock pursuant to the agreement with Mr. Allen.

     In May 1998, Bank of America Capital Investors purchased 10,000 Series G-II Shares for cash proceeds of $1,000,000. Mr. Williamson, Chairman of the Board and Director of the Company is a Managing Director and Senior Vice President of BCI. In November 1998, Dr. Sullivan purchased 250 shares of the Company's Series G-II Shares for cash proceeds of $25,000. These transactions were completed on terms identical to those negotiated with contemporaneous third-party investors.

     Effective December 23, 1998, the Company entered into an agreement in full settlement of Mr. Tarrillion's employment contract. See "Executive Compensation
- Employment Agreements."

                              INDEPENDENT AUDITORS
                           (Proposal 2 on Proxy Card)

     BDO Seidman, LLP has audited the Company's financial statements since 1992. BDO Seidman, LLP has been selected by the Board of Directors and the Audit Committee to serve as the independent auditors for the Company for the fiscal year ending December 31, 2001. Representatives of BDO Seidman, LLP are expected to be present at the Meeting to make a statement if they so desire and will be available to respond to appropriate questions.

     The Board of Directors shall consider the selection of another accounting firm to serve as the Company's independent auditors in the event that the stockholders do not approve the selection of BDO Seidman, LLP as the Company's independent auditors.

STOCKHOLDER VOTE

     The affirmative vote of a majority of the shares of stock present in person or by proxy is required to approve the ratification of BDO Seidman, LLP as the Company's independent auditors for the fiscal year ending December 31, 2001.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF BDO SEIDMAN, LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR.

OTHER MATTERS

     The Board of Directors does not know of any other matter which is intended to be brought before the Meeting, but if such matter is presented, the persons named in the enclosed proxy intend to vote the same according to their best judgment.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires directors and certain officers of the Company, as well as persons who own more than 10% of a registered class of the Company's equity securities ("Reporting Persons"), to file reports with the Securities and Exchange Commission. The Company believes that during the year ended December 31, 2000 all Reporting Persons timely complied with all filing requirements applicable to them, except that Dr. Sullivan did not report his January 31, 2000 stock grant on a timely filed Form 4 or Form 5 for the 2000 calendar year but instead will report the grant on a later Form 5 filing, and Dr. Sullivan did not report his acquisition of an indirect beneficial ownership of shares issued to Dune and Thor on June 8, 2000 on a timely filed Form 4 or Form 5 for the 2000 calendar year but instead will report the grant on a later Form 5 filing.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     The Company currently intends to hold its 2002 Annual Meeting of Stockholders in May 2002 and to mail proxy statements relating to such meeting in April 2002. In order for proposals of stockholders to be considered for inclusion in the proxy statement and form of proxy relating to the Company's 2002 Annual Meeting of Stockholders, such proposals must be received by the Company no later than December 31, 2001 and must otherwise be in compliance with all applicable laws and regulations.

                              By Order of the Board of Directors


                              /s/ John N. Bingham
                              -------------------
                              John N. Bingham
                              Acting Secretary
Dated:  April 25, 2001

                                                                      APPENDIX A

        NORTH AMERICAN TECHNOLOGIES GROUP, INC. AUDIT COMMITTEE CHARTER

I.  Audit Committee Purpose

The Audit Committee is appointed by the Board of Directors of North American Technologies Group, Inc. (the "Company") to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

 . Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

 . Monitor the independence and performance of the Company's independent auditors.

 . Provide an avenue of communication among the independent auditors, management, and the Board of Directors.

     The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II. Audit Committee Composition and Meetings

     Audit Committee members shall meet the applicable independence and experience requirements, in effect from time to time, of the NASDAQ Stock Market ("NASDAQ") or such other applicable stock exchange or association on which the Company's common stock is then listed. The Audit Committee shall be comprised of a majority of independent directors as determined by the Board. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise.

     Audit Committee members shall be appointed by the Board. If an Audit Committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

     The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. Audit Committee members may attend meetings in person, by telephone conference or similar communications equipment, or as otherwise permitted by law. The Committee should meet privately in executive session at least annually with management, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed.

III. Audit Committee Responsibilities and Duties

     Review Procedures

     1. Review and reassess the adequacy of this Charter at least annually. Submit the Charter to the Board of Directors for approval and have the document published in accordance with applicable Securities and Exchange Commission ("SEC") and NASDAQ regulations.

     2. Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of major issues regarding accounting principles, practices, and judgments that could significantly affect the Company's financial statements.

     3. In consultation with management and the independent auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss any significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors with management's responses.

     4. Review with financial management and the independent auditors the Company's quarterly financial results prior to the release of earnings and the Company's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with Statement on Auditing Standards No. 61 ("SAS 61") (see item 9). The Chair of the Committee may represent the entire Audit Committee for purposes of this review.

           Independent Auditors

     5. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

     6. Approve the fees and other significant compensation to be paid to the independent auditors.

     7. On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence.

     8. Review the independent auditors audit plan - discuss scope, staffing, reliance upon management, and internal audit and general audit approach.

     9. Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with SAS 61.

    10. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

           Legal Compliance

    11. On at least an annual basis, review with the Company's counsel, any legal matters that could have a significant impact on the organization's financial statements, the Company's system for monitoring compliance with applicable laws and regulations, including response to any material inquiries received from regulators or governmental agencies.

           Other Audit Committee Responsibilities

    12. Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report will be included in the Company's annual proxy statement as required by the applicable rules of the SEC and NASDAQ.

    13. Perform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

    14. Periodically report to the Board of Directors on significant results of the foregoing activities.

           Scope of Duties

    15. While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan, direct or conduct audits, or to determine whether the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to assure compliance with laws and regulations and any internal rules or codes of conduct of the Company.

                    NORTH AMERICAN TECHNOLOGIES GROUP, INC.
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned hereby appoints Henry W. Sullivan and John N. Bingham and each of them proxies with power to appoint a substitute and hereby authorizes either of them to represent and to vote all shares of Common Stock of North American Technologies Group, Inc. held of record by the undersigned on April 18, 2001, at the Annual Meeting of Stockholders of North American Technologies Group, Inc. to be held on May 31, 2001 and at any adjournments or postponements thereof, and to vote on this form and, in their discretion, upon such other matters not specified as may come before said meeting.

Proposal 1--Election of Director

Nominee: Henry W. Sullivan
                                              CHANGE OF ADDRESS [_]
                                              Comments on Reverse Side
  [_] FOR nominee  [_] WITHHELD from nominee  (See reverse)

Proposal 2--Ratification of the appointment of BDO Seidman, LLP as Independent Auditors for the Company.

  [_] FOR     [_] AGAINST     [_] ABSTAIN

    THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD

                                                                SEE REVERSE SIDE

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEE FOR DIRECTOR AND FOR THE RATIFICATION OF BDO SEIDMAN, LLP AS INDEPENDENT AUDITORS FOR NORTH AMERICAN TECHNOLOGIES GROUP, INC. FOR THE 2001 FISCAL YEAR.

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICE BY MARKING THE APPROPRIATE BOX (SEE REVERSE SIDE), BUT YOU NEED NOT MARK ANY BOX IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.

                                  Change of Address and Comments

                                  ---------------------------------------------

                                  ---------------------------------------------

                                  ---------------------------------------------

                                  ---------------------------------------------
                                  (If you have written in the above space, please mark the corresponding box on the reverse side of this form.)

                                  SIGNATURE(S)_________________________________

                                  ---------------------------------------------
                                                      DATE
                                  NOTE: Please sign name(s) exactly as printed
                                  hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

                                  PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                  PROMPTLY IN THE ENCLOSED ENVELOPE. NO
                                  POSTAGE REQUIRED IF MAILED IN THE UNITED
                                  STATES.